Presentation for Business Update August 8, 2023

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) depreciation of fixed assets, (ii) change in fair value of warrant liability, (iii) non-cash change in fair value of our derivative asset and (iv) stock compensation expense. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Positioned to Win – The Halving is Coming

BUILT TO SUCCEED

~2.7c

Anticipated Weighted Avg. **Power Price** (c/kWh)[(1)]

~96%

of Portfolio Energized Through **Fixed Price Power**

70k+

Owned Rigs

32

Cipher Employees

GROWTH UPDATES

- Long lead time items acquired for 30 MW expansions at Bear & Chief data centers
- ERCOT approval for supplemental grid connection at Alborz
- 117 MW capacity at new JV data centers slated for 2024
- Potential acquisition opportunities likely to build ahead of the 2024 halving

(1) Represents the expected weighted average power price at Cipher's current sites

3

Key Indicators as of July 31, 2023 16.5 BTC Production Capacity(2) 518 BTC BTC Held 2,831 BTC Year to Date Production 418 BTC Monthly Production July 6.8 EH/s Current 8.7 EH/s Near-Term Expansion Potential(1) Self-Mining Hash rate Note: Values represented are approximations Assumes an efficiency of 21.5 J/TH/s per rig for 30 MW expansion at Bear, 30 MW expansion at Chief and 10 MW expansion at Alborz data centers Assumes network hash rate of 378 EH/s and 921 bitcoins mined per day 7.2 EH/s Q3 2023E

Cipher Mining’s Business Model At certain sites, Cipher can opportunistically elect to use power at data center or sell to the market The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020 POWER SOURCE MINING EQUIPMENT BITCOIN NETWORK Data center revenue includes a reward for the block mined, transaction fees, and potential power sales(1) Average block time is 10 minutes Time for Bitcoin system to mine a new block Block reward based on ratio of data center’s computing power to that of entire Bitcoin network Current block reward amounts to 6.25 bitcoins per block(2) Transaction fees are additional bitcoin paid to miners for confirming transactions Bitcoin Mining Dynamics Electricity Electricity Cost Computing Power Transaction Fees Bitcoin Reward Transaction Processing Assignment of Rewards 5

BlackRock Files Bitcoin Spot ETF $25,127 | June 15 Market Update Represents average USD market price across major Bitcoin exchanges from June 1, 2023, to July 31, 2023, per data.nasdaq.com Bitcoin price $USD(1) Implications Increasing Institutional Involvement in BTC Range-Bound BTC and Rising Network Hash Rate Stresses Competitors Ahead of Halving M&A Opportunities Current emphasis SEC Sues Coinbase $25,747 | June 6 1 2 3 SEC Sues Binance $27,125 | June 5 Fidelity Refiles Bitcoin Spot ETF $30,084 | June 29 VanEck Refiles Bitcoin Spot ETF $30,449 | June 30 Optimize Production SEC v. Ripple Initial Ruling $30,392 | July 13 EDX Markets Launches Crypto Exchange $26,849 | June 20 WisdomTree & Invesco Refiles Bitcoin Spot ETF $26,849 | June 20 Deutsche Bank Applies for Digital Asset License $26,849 | June 20 Find Cyclical Opportunities Expansion Planning FIT Bill Passes House Committees $29,345 | July 27

Cipher Mining

KEY UPDATES

Data Centers Update

~$8,034 Weighted Avg. Electricity Cost per BTC[1]

Odessa

~$8,308 all-in electricity cost per BTC[2]

90.0% of BTC production[3]

Alborz

~$6,312 all-in electricity cost per BTC[4]

5.7% of BTC production[3]

Bear & Chief

~$6,511 all-in electricity cost per BTC[5]

4.3% of BTC production[3]

Steady Scaling

Hash Rate Growth



~5.7 EH/s
~6.7 EH/s
~7.2 EH/s
~8.7 EH/s
Q1 2023
Q2 2023
Q3 2023E
Near-Term Expansion Potential

(1) Reflects weighted average all-in electricity cost from January to June 2023; June 2023 represents the latest electricity bills received
(2) Reflects electricity cost from January to June 2023, including TDU charges and net of revenue generated from opportunistic power sales; June 2023 represents the latest electricity bill received
(3) Reflects percentage of Cipher's July BTC production
(4) Reflects electricity cost from January to June 2023, including taxes, customer charges, and 2021 storm surcharge; June 2023 represents the latest electricity bill received
(5) Reflects combined electricity cost from January to June 2023, including taxes, settlement charges, TSDP charges, and assumes the continued avoidance of material 4CP charges through August & September; June 2023 represents the latest electricity bills received

7

ODESSA

Operational Highlights

Odessa – 90.0% of BTC Production[1]

~5.8 EH/s
193 MW
Operating Capacity[2]

~2,443
BTC Mined YTD[2]

~$8,308
All-in Electricity Cost per BTC[3]

~14.2
Daily BTC Mining Capacity[4]



Odessa Growth Timeline

Hash Rate Deployed (EH/s)

March	April	May	June	July	Q3 2023
~4.7 EH/s	~5.0 EH/s	~5.0 EH/s	~5.7 EH/s	~5.8 EH/s	~6.2 EH/s

(1) Reflects percentage of Cipher's July BTC production
(2) As of July 31, 2023
(3) Reflects electricity cost from January to June 2023, including TDU charges and net of revenue generated from opportunistic power sales; June 2023 represents the latest electricity bill received
(4) Estimated for July 2023; assumes full up-time, network hash rate of 378 EH/s and 921 bitcoins mined per day

8

ALBORZ

Operational Highlights

Alborz – 5.7% of BTC Production[(1)]

~1.3 EH/s
40 MW
Operating Capacity[(2)]

~464
BTC Mined YTD[(3)]

~$6,312
All-in Electricity Cost per BTC[(4)]

~3.17
Daily BTC Mining Capacity[(5)]

(1) Reflects percentage of Cipher's July BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.64 EH/s
(3) YTD through July 2023; joint venture with WindHQ LLC, of which Cipher owns ~227BTC
(4) Reflects electricity cost from January to June 2023, including taxes, customer charges, and 2021 storm surcharge; June 2023 represents the latest electricity bill received
(5) Estimated for July 2023; assumes full up-time, network hash rate of 378 EH/s and 921 bitcoins mined per day

BEAR & CHIEF

Operational Highlights

Bear & Chief – 4.3% of BTC Production[(1)]

~0.65 EH/s
20 MW
Operating Capacity[(2)]

~327
BTC Mined YTD[(3)]

Expansion Capacity up to 270 MW[(4)]

~$6,511
All-in Electricity Cost per BTC[(5)]

~1.58
Daily BTC Mining Capacity[(6)]

(1) Reflects percentage of Cipher's July BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.32 EH/s
(3) YTD through July 2023; joint venture with WindHQ LLC, of which Cipher owns ~160 BTC
(4) Represents expansion capacity up to 135 MW at each site; expansion capacity above 75 MW at each site is subject to ERCOT approval
(5) Reflects combined electricity cost from January to June 2023, including taxes, settlement charges, TSDP charges, and assumes the continued avoidance of material 4CP charges through August & September; June 2023 represents the latest electricity bills received
(6) Estimated for July 2023; assumes full up-time, network hash rate of 378 EH/s and 921 bitcoins mined per day

Financial Update

  June 30, 2023     December 31, 2022     (unaudited)         ASSETS           Current assets           Cash and cash equivalents $ 1,741     $ 11,927   Accounts receivable   380       98   Receivables, related party   1,614       1,102   Prepaid expenses and other current assets   2,260       7,254   Bitcoin   10,536       6,283   Derivative asset   25,786       21,071   Total current assets   42,317       47,735   Property and equipment, net   267,790       191,784   Deposits on equipment   1,675       73,018   Investment in equity investees   33,098       37,478   Derivative asset   49,466       45,631   Operating lease right-of-use asset   4,635       5,087   Security deposits   17,742       17,730   Total assets $ 416,723     $ 418,463   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 2,053     $ 14,286   Accounts payable, related party   1,554       3,083   Accrued expenses and other current liabilities   22,746       19,353   Finance lease liability, current portion   11,189       2,567   Operating lease liability, current portion   1,087       1,030   Warrant liability   66       7   Total current liabilities   38,695       40,326   Asset retirement obligation   17,538       16,682   Finance lease liability   10,836       12,229   Operating lease liability   3,936       4,494   Deferred tax liability   2,508       1,840   Total liabilities   73,513       75,571   Commitments and contingencies (Note 12)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2023 and December 31, 2022   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 254,795,626 and 251,095,305 shares issued as of June 30, 2023 and December 31, 2022, respectively, and 250,413,891 and 247,551,958 shares outstanding as of June 30, 2023 and December 31, 2022, respectively   254       251   Additional paid-in capital   473,471       453,854   Accumulated deficit   (130,511)     (111,209) Treasury stock, at par, 4,381,735 and 3,543,347 shares at June 30, 2023 and December 31, 2022, respectively   (4)     (4) Total stockholders’ equity   343,210       342,892   Total liabilities and stockholders’ equity $ 416,723     $ 418,463   Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

  Three Months Ended June 30,     Six Months Ended June 30,     2023     2022     2023     2022   Revenue - bitcoin mining $ 31,224     $ -     $ 53,119     $ -   Costs and operating expenses (income)                       Cost of revenue   15,868       -       24,009       -   General and administrative   21,335       16,704       38,755       34,094   Depreciation   14,412       8       26,067       15   Change in fair value of derivative asset   (3,222)     -       (8,550)     -   Power sales   (5,651)     -       (5,749)     -   Equity in losses of equity investees   1,431       12,079       2,181       12,232   Realized gain on sale of bitcoin   (4,185)     -       (8,206)     -   Impairment of bitcoin   2,828       535       4,633       539   Other gains   -       -       (2,260)     -   Total costs and operating expenses   42,816       29,326       70,880       46,880   Operating loss   (11,592)     (29,326)     (17,761)     (46,880) Other income (expense)                       Interest income   25       44       101       51   Interest expense   (485)     -       (886)     -   Change in fair value of warrant liability   (22)     63       (59)     111   Other expense   (12)     -       (12)     -   Total other income (expense)   (494)     107       (856)     162   Loss before taxes   (12,086)     (29,219)     (18,617)     (46,718) Current income tax expense   (31)     -       (48)     -   Deferred income tax expense   (584)     -       (637)     -   Total income tax expense   (615)     -       (685)     -   Net loss $ (12,701)   $ (29,219)   $ (19,302)   $ (46,718) Net loss per share - basic and diluted $ (0.05)   $ (0.12)   $ (0.08)   $ (0.19) Weighted average shares outstanding - basic and diluted   249,127,664       247,730,410       248,892,181       248,945,581   Consolidated Statement of Operations Note: In thousands, except for share and per share amounts

    Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022   Reconciliation of non-GAAP income (loss) from operations:                         Operating loss   $ (11,592)   $ (29,326)   $ (17,761)   $ (46,880) Depreciation and amortization     14,642       8       26,519       15   Change in fair value of derivative asset     (3,222)     -       (8,550)     -   Share-based compensation expense     9,178       10,064       17,988       19,578   Other gains - nonrecurring     -       -       (2,255)     -   Non-GAAP income (loss) from operations   $ 9,006     $ (19,254)   $ 15,941     $ (27,287)     Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022   Reconciliation of non-GAAP net income (loss):                         Net loss   $ (12,701)   $ (29,219)   $ (19,302)   $ (46,718) Non-cash adjustments to net loss:                         Depreciation and amortization     14,642       8       26,519       15   Change in fair value of derivative asset     (3,222)     -       (8,550)     -   Share-based compensation expense     9,178       10,064       17,988       19,578   Other gains - nonrecurring     -       -       (2,255)     -   Change in fair value of warrant liability     (22)     63       (59)     111   Deferred income tax expense     (584)     -       (637)     -   Total non-cash adjustments to net loss     19,992       10,135       33,006       19,704   Non-GAAP net income (loss)   $ 7,291     $ (19,084)   $ 13,704     $ (27,014)                                                     Reconciliation of non-GAAP basic and diluted net income (loss) per share:                         Basic and diluted net loss per share   $ (0.05)   $ (0.12)   $ (0.08)   $ (0.19) Depreciation and amortization (per share)   $ 0.06       -       0.11       -   Change in fair value of derivative asset (per share)   $ (0.01)     -       (0.03)     -   Share-based compensation expense (per share)   $ 0.04       0.04       0.07       0.08   Other gains - nonrecurring (per share)   $ -       -       (0.01)     -   Change in fair value of warrant liability (per share)   $ -       -       -       -   Deferred income tax expense (per share)   $ -       -       -       -   Non-GAAP basic and diluted net income (loss) per share   $ 0.04     $ (0.08)   $ 0.06     $ (0.11) Non-GAAP Measures Note: In thousands, except for per share amounts The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of depreciation and amortization non-cash change in fair value of our derivative asset share-based compensation expense nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated:

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended June 30, 2023

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of March 31, 2023	**253,050,088**	**$ 253**	**$ 462,181**	**$ (117,810)**	**(4,144,081)**	**$ (4)**	**$ 344,620**
Issuance of common shares, net of offering costs - At-the-market offering	978,207	1	2,744	-	-	-	2,745
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	674,817	-	(632)	-	(237,654)	-	(632)
Share-based compensation	92,514	-	9,178	-	-	-	9,178
Net loss	-	-	-	(12,701)	-	-	(12,701)
Balance as of June 30, 2023	**254,795,626**	**$ 254**	**$ 473,471**	**$ (130,511)**	**(4,381,735)**	**$ (4)**	**$ 343,210**

Three Months Ended June 30, 2022

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of March 31, 2022	**253,685,763**	**$ 254**	**$ 431,899**	**$ (89,655)**	**(3,511,490)**	**$ (4)**	**$ 342,494**
Common stock cancelled	(2,890,173)	(3)	(9,997)	-	-	-	(10,000)
Delivery of common stock underlying restricted stock units	205,482	-	-	-	-	-	-
Share-based compensation	-	-	10,064	-	-	-	10,064
Net loss	-	-	-	(29,219)	-	-	(29,219)
Balance as of June 30, 2022	**251,001,072**	**$ 251**	**$ 431,966**	**$ (118,874)**	**$ (3,511,490)**	**$ (4)**	**$ 313,339**

Note: In thousands, except for share amounts

16

Six Months Ended June 30,     2023     2022   Cash flows from operating activities           Net loss $ (19,302)   $ (46,718) Adjustments to reconcile net loss to net cash provided by (used in) operating activities:           Depreciation   26,067       15   Amortization of operating right-of-use asset   452       347   Share-based compensation   17,988       19,578   Equity in losses of equity investees   2,181       12,232   Impairment of bitcoin   4,633       539   Non-cash lease expense   878       -   Deferred income taxes   637       -   Bitcoin received as payment for services   (52,836)     -   Change in fair value of derivative asset   (8,550)     -   Change in fair value of warrant liability   59       (111) Realized gain on sale of bitcoin   (8,206)     -   Changes in assets and liabilities:           Proceeds from sale of bitcoin   52,474       -   Accounts receivable   (282)     -   Receivables, related party   (512)     (467) Prepaid expenses and other current assets   4,994       4,134   Security deposits   (12)     (1,065) Accounts payable   (184)     104   Accounts payable, related party   (1,529)     -   Accrued expenses and other current liabilities   6,323       1,209   Lease liabilities   (594)     271   Net cash provided by (used in) operating activities   24,679       (9,932) Cash flows from investing activities           Deposits on equipment   (2,932)     (156,811) Purchases of property and equipment   (28,541)     (13,069) Capital distributions from equity investees   3,807       10,065   Investment in equity investees   (3,095)     -   Prepayments on financing lease   (3,676)     -   Net cash used in investing activities   (34,437)     (159,815) Cash flows from financing activities           Proceeds from the issuance of common stock   2,821       -   Offering costs paid for the issuance of common stock   (76)     -   Repurchase of common shares to pay employee withholding taxes   (1,114)     (3,052) Principal payments on financing lease   (2,059)     -   Net cash used in financing activities   (428)     (3,052) Net decrease in cash and cash equivalents   (10,186)     (172,799) Cash and cash equivalents, beginning of the period   11,927       209,841   Cash and cash equivalents, end of the period $ 1,741     $ 37,042   Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 72,130       -   Right-of-use asset obtained in exchange for finance lease liability $ 14,212       -   Finance lease costs in accrued expenses $ 2,034       -   Equity method investment acquired for non-cash consideration $ 1,926       75,933   Sales tax accruals reversed due to exemption $ 1,837       -   Bitcoin received from equity investees $ 317       1,326   Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses $ -       5,459   Deposits on equipment in accounts payable and accounts payable, related party $ -       10,972   Common stock cancelled $ -       10,000   Right-of-use asset obtained in exchange for operating lease liability $ -       5,859   Investment in equity investees in accrued expenses $ -       4,345   Reclassification of deferred investment costs to investment in equity investees $ -       174   Consolidated Statement of Cash Flows Note: In thousands